Filed in the office of

Ross Miller
Secretary of State
State of Nevada

Document Number
20100698050-01

Filing Date and Time
09/15/2010 7:36 AM

Entity Number
E0598372008-6

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

CHINA CHANGJIANG MINING AND NEW ENERGY CO., LTD.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

The Board of Directors has adopted a resolution approved by the shareholders in accordance with Nevada Revised Statute 78.1955, to:
1. convert all outstanding shares of Series E convertible Preferred Stock at a ratio of 131.8 shares of common stock for each share of Series E convertible Preferred Stock,
2. cancel and eliminate the class generally known as Series E convertible Preferred Stock after conversion of the issued and outstanding shares to common voting shares, and
3. file a Certificate of Conversion and Elimination for the Series E convertible Preferred Stock in the State of Nevada, and
4. to take all other action as said officers deem necessary, desirable or appropriate to effectuate the intent of the resolution and the filing of the Certificate of Conversion and Elimination.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 3-5-09

CERTIFICATE OF CONVERSION AND ELIMINATION OF THE SERIES C CONVERTIBLE PREFERRED STOCK OF CHINA CHANGJIANG MINING AND NEW ENERGY CO, LTD.

(Pursuant to Section 78-250 and 78-1955 of the Nevada Revised Statutes)

I, Chen Weidong, President of China Changjiang Mining and New Energy Co., Ltd. (the "Corporation"), a Nevada corporation, in accordance with the provisions of Section 78-250 and 78-1955 of the Nevada Revised Statutes ("NRS"), do hereby certify:

That pursuant to authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors authorized and adopted by means of a unanimous written consent dated as of August 30, 2010, the following resolutions providing for the conversion, cancellation and elimination of the Series C convertible Preferred Stock:

"WHEREAS, the Corporation previously adopted by action of the Board of Directors Certificates of Designations, Rights and Preferences of Preferred Stock to create series of preferred stock known as the Series C convertible Preferred Stock, and

WHEREAS, 500,000 shares of the Series C convertible Preferred Stock are currently issued or outstanding, and

WHEREAS, each of the 500,000 shares of the Series C convertible Preferred Stock currently issued are convertible to 121.8 shares of common stock each, and

WHEREAS, the Board of Directors has adopted a resolution, approved by the shareholders in accordance with Nevada Revised Statute 78.1955, this date to

1. convert all outstanding shares of Series C convertible Preferred Stock at a ratio of 121.8 shares of common stock for each share of Series C convertible Preferred Stock,
2. cancel and eliminate the class generally known as Series C convertible Preferred Stock after conversion of the issued and outstanding shares to common voting shares, and
3. file a Certificate of Conversion and Elimination for the Series C convertible Preferred Stock in the State of Nevada, and
4. to take all other action as said officers deem necessary, desirable or appropriate to effectuate the intents of the resolution and the filing of the Certificate of Conversion and Elimination.

THEREFORE BE IT RESOLVED, that the Board of Directors deems it advisable and the officers of the Corporation shall be authorized and directed to convert all of the Series C convertible Preferred shares to common stock and file a Certificate of Conversion and

Elimination for the Series C convertible Preferred Stock, in the State of Nevada and to take all other action as said officers deem necessary, desirable or appropriate to effectuate the filing of the Certificate of Conversion and Elimination.

Such Certificate of Conversion and Elimination was duly adopted in accordance with Section 78-250 of the NRS by means of a unanimous written consent as of August 30, 2010.

SIGNATURE FOLLOWS

EXECUTED the date first above written.

Chen Weidong

Chairman of the Board of Directors and President

SA1 6663471